SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 29, 2002





                               AT COMM CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                     0-15797                 95-3824750
          --------                     -------                 ----------

       (State or other         (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                             Identification No.)



                          2041 Pioneer Court, Suite 204
                           San Mateo, California 94403
                    (Address of principal executive offices)

                                 (650) 375-8188
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         Attached hereto as Exhibits 99.1 and incorporated herein by reference is the Monthly Operating Report filed with the U.S. Bankruptcy Court on April 22, 2002 for the period of March 1, 2002 to March 31, 2002. Copies of any tax returns, bank statements, reconciliation schedules, and other attachments originally filed with the Bankruptcy Court as part of the Monthly Operating Reports have been omitted.

         THE MONTHLY OPERATING REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


Item 7.  Exhibits.

         The following exhibits are filed as a part of this report:

Exhibit No.       Description
---------------   ----------------

99.1              Monthly  Operating Report for the period from March 1, 2002 to
                  March 31, 2002


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  AT COMM CORPORATION


Dated:   April 29, 2002                      By:   /s/ William H. Welling
                                                   ----------------------
                                                       William H. Welling
                                                       Chairman and
                                                       Chief Executive Officer